Rule 497(e) File Nos. 333-91278

and 811-21128

LEGG MASON PARTNERS VARIABLE MULTIPLE DISCIPLINE PORTFOLIO - BALANCED ALL CAP GROWTH AND VALUE

Supplement dated July 12, 2006

to Statement of Additional Information dated May 1, 2006

The following information supplements and supersedes any contrary information contained in the Statement of Additional Information of Legg Mason Partners Variable Multiple Discipline Portfolio—Balanced All Cap Growth and Value (the “Portfolio”):

The following supplements the section entitled “Portfolio Manager Disclosure”

Effective as of July 17, 2006, Robert Gendelman will manage the equity portion of the Portfolio’s assets.

The following tables set forth certain additional information with respect to Mr. Gendelman.

Other Accounts Managed by the Portfolio Manager

The table below identifies, as of May 31, 2006, the number of accounts (other than the Portfolio) for which Mr. Gendelman has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts shown are subject to fees based on performance.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Robert Gendelman	None	None	None

Portfolio Manager Security Ownership

As of May 31, 2006, Mr. Gendelman did not own any securities in the Portfolio.